UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08797

Name of Fund:	BlackRock International Fund of BlackRock Series, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock International Fund of BlackRock Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 05/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2021

2021 Annual Report

BlackRock Funds II

🌑	BlackRock Global Dividend Portfolio

BlackRock Series, Inc.

🌑	BlackRock International Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period in a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for most of the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion and more stable U.S. trade policy. While we are underweight long-term on credit, global high-yield and Asian bonds present attractive opportunities, as do emerging market bonds denominated in local currencies. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.95%	40.32%

U.S. small cap equities (Russell 2000® Index)	25.28	64.56

International equities (MSCI Europe, Australasia, Far East Index)	15.19	38.41

Emerging market equities (MSCI Emerging Markets Index)	15.15	51.00

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.04	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.07)	(7.30)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.16)	(0.40)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.54	4.70

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.18	14.90

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2021	BlackRock Global Dividend Portfolio

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

During the period, overweight exposures to consumer staples and health care were the largest detractors from Fund performance on a sector basis. Stock selection within industrials also detracted. At the individual security level, overweight positions to U.S. aerospace & defense company Lockheed Martin Corp., U.K. cigarette and tobacco producer British American Tobacco PLC and French pharmaceutical developer Sanofi detracted from relative performance. Shares of Lockheed Martin lagged as investors favored more cyclical companies. In the case of British American Tobacco, its shares sold off during the third quarter of 2020 as U.K.-listed dividend stocks were out of favor. Lastly, a merger announcement weighed on Sanofi’s share price.

Conversely, the largest contributions to relative performance during the period came from limited exposure to the utilities and real estate sectors, and a lack of exposure to energy stocks. The largest individual contributors included banking firm Citizens Financial Group, Inc., HVAC specialist Carrier Global Corp. and information technology (“IT”) company Texas Instruments, Inc., all U.S.-based. Citizens Financial performed strongly as interest rates rose during the period, boosting the bank’s margins. Carrier Global announced a quarterly dividend, which may increase in subsequent quarters. Finally, shares of Texas Instruments posted gains based on strong earnings and revenue growth.

Describe recent portfolio activity.

The Fund’s investment adviser was especially active in adjusting the portfolio during the period due to increased market volatility. The largest change in the Fund’s active positioning came from a reduction in its consumer staples exposure, especially within beverage companies, through sales of Coca-Cola Co., Heineken NV and Pepsico, Inc. The Fund also reduced exposure to health care by selling Novartis AG, among others. Conversely, the Fund added to its IT holdings through purchases of U.S. credit card company Visa, Inc., Spanish travel transaction processor Amadeus IT Group SA and U.S. financial firm FIS. The Fund also increased its financials exposure through a new position in U.S. consumer financial firm Synchrony Financial, while also adding to a number of existing positions across the textiles & apparel, health care providers & services, professional services and personal products industries.

Describe portfolio positioning at period end.

At period end, the Fund’s largest sector overweight positions were to consumer staples and health care, while its largest sector underweights were consumer discretionary and materials. Regionally, the majority of portfolio assets were listed in North America and Europe, with large overweight exposures to the United Kingdom, France and Spain. The largest regional underweights were to Japan, Germany and the United States, despite the fact that over 50% of portfolio assets were U.S.-listed at period end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Global Dividend Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the United States (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the United States).

(c)	MSCI All Country World Index comprises large and mid-capitalization developed and emerging market equities.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	15.82%	34.34%	N/A	10.13%	N/A	8.56%	N/A
Investor A	15.64	33.94	26.91%	9.84	8.66%	8.27	7.69%
Investor C	15.23	32.95	31.95	9.03	9.03	7.63	7.63
Class K	15.82	34.36	N/A	10.20	N/A	8.60	N/A
MSCI All Country World Index	15.99	41.85	N/A	14.18	N/A	9.58	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,158.20	$ 4.00		$ 1,000.00	$ 1,021.22	$ 3.75		0.74%
Investor A	1,000.00	1,156.40	5.36		1,000.00	1,019.96	5.02		1.00
Investor C	1,000.00	1,152.30	9.51		1,000.00	1,016.09	8.91		1.77
Class K	1,000.00	1,158.20	3.61		1,000.00	1,021.58	3.38		0.67

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2021 (continued)	BlackRock Global Dividend Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Sanofi	4%
Microsoft Corp.	4
Reckitt Benckiser Group PLC	4
RELX PLC	3
Taiwan Semiconductor Manufacturing Co. Ltd.	3
UnitedHealth Group, Inc.	3
Intercontinental Exchange, Inc.	3
TELUS Corp.	3
Bristol-Myers Squibb Co.	3
Diageo PLC	3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United States	55%
United Kingdom	18
France	10
China	3
Taiwan	3
Canada	3
Spain	2
Denmark	2
Netherlands	1
Singapore	1
Australia	1
Mexico	1

(a)	Excludes short-term securities.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021	BlackRock International Fund

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2021, the Fund outperformed its benchmark, the MSCI All Country World Index ex USA.

What factors influenced performance?

During the period, stock selection within the communication services, health care and industrials sectors made the largest contributions to relative returns from a sector perspective. At the individual security level, the Fund’s holdings in South Korean chemical firm LG Chem Ltd., German carmaker Volkswagen AG and Chinese internet company Beijing Kuaishou Technology Co. Ltd. were the top relative contributors. LG Chem, the world’s leading battery supplier for electric vehicles, continued to demonstrate strong financial results amid robust demand for its battery technology. Volkswagen saw its share price rally after a series of favorable announcements surrounding the company’s electrification strategy, as well as ongoing discussions regarding the possibility of an initial public offering (“IPO”) for its Porsche brand. Kuaishou Technology completed a successful IPO at the start of February. Kuaishou offers a short-form video sharing app in China that attracts more than 475 million monthly active users, which the investment adviser believes represents an attractive long-term core position as digital advertising and social commerce growth accelerate.

An underweight to financials represented the only relative detractor from a sector perspective during the period. At the security level, the Fund’s positions in Banco do Brasil SA, Swiss health care firm Roche Holding AG and Chinese casino operator Wynn Macau Ltd. were the largest detractors from relative returns. Shares of Banco do Brasil suffered from the continued impact of COVID-19 in Brazil, as well as political interference that led to management changes within the bank. In the case of Roche, its shares lagged the market’s cyclical rally. Finally, Wynn Macau was negatively impacted by extended COVID-19 restrictions during the third quarter of 2020.

Describe recent portfolio activity.

The Fund was actively repositioned due to heightened volatility throughout the 12-month period. The largest change to the Fund’s active positioning was a significant decrease in consumer staples exposure, followed by a moderate reduction within information technology. Conversely, the Fund initiated a number of positions within materials and energy.

Describe portfolio positioning at period end.

The Fund’s largest sector overweight positions at period end were to industrials, communication services and materials. The largest underweights were in financials, utilities and health care. On a country basis, the Fund’s largest overweights were to the United States, Japan and France, while the largest underweights were in China, Australia and the United Kingdom.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2021 (continued)	BlackRock International Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund invests primarily in stocks of companies located outside the United States.
(c)	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	22.83%	56.46%	N/A	14.11%	N/A	6.96%	N/A
Investor A	22.67	56.12	47.93%	13.78	12.56%	6.61	6.04%
Investor C	22.23	54.92	53.92	12.85	12.85	5.80	5.80
Class K	22.85	56.60	N/A	14.16	N/A	6.99	N/A
Class R	22.56	55.76	N/A	13.49	N/A	6.30	N/A
MSCI All Country World Index ex USA	15.81	42.78	N/A	10.88	N/A	5.36	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,228.30	$ 3.61		$ 1,000.00	$ 1,021.69	$ 3.28		0.65%
Investor A	1,000.00	1,226.70	5.00		1,000.00	1,020.44	4.53		0.90
Investor C	1,000.00	1,222.30	9.14		1,000.00	1,016.70	8.30		1.65
Class K	1,000.00	1,228.50	3.33		1,000.00	1,021.94	3.02		0.60
Class R	1,000.00	1,225.60	6.38		1,000.00	1,019.20	5.79		1.15

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Volkswagen AG, Preference Shares	6%
L’Oreal SA	5
Recruit Holdings Co. Ltd.	5
FANUC Corp.	4
Intesa Sanpaolo SpA	4
Koninklijke DSM NV	4
Sony Group Corp.	4
Cellnex Telecom SA	4
LG Chem Ltd.	3
Toyota Motor Corp.	3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United States	22%
Japan	17
France	10
Germany	8
China	7
India	4
Italy	4
Netherlands	4
Spain	4
South Korea	3
Mexico	3
Canada	3
Ireland	3
Switzerland	2
United Kingdom	2
Iceland	2
Russia	2
Denmark	2
Singapore	1
Brazil	1
Liabilities in Excess of Other Assets	(4)

(a)	Excludes short-term securities.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 for BlackRock International Fund and June 8, 2016 for BlackRock Global Dividend Portfolio is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock International Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares performance shown prior to the Class R Shares inception date of August 15, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on December 1, 2020 and held through May 31, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

BlackRock International Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments   (continued)

cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E	11

Schedule of Investments May 31, 2021	BlackRock Global Dividend Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.8%
Ansell Ltd.	416,508	$13,266,555

Canada — 2.9%
TELUS Corp.	2,172,873	48,741,709

China — 3.0%
China Feihe Ltd.(a)	11,216,000	31,374,341
ENN Energy Holdings Ltd.	1,039,000	19,072,275

		50,446,616

Denmark — 1.8%
Novo Nordisk A/S, Class B	369,216	29,213,401

France — 9.5%
EssilorLuxottica SA	190,663	33,084,640
LVMH Moet Hennessy Louis Vuitton SE	43,000	34,290,189
Sanofi	604,094	64,260,063
Schneider Electric SE	167,900	26,572,078

		158,206,970

Mexico — 0.5%
Wal-Mart de Mexico SAB de CV	2,469,018	8,110,898

Netherlands — 1.4%
Koninklijke Philips NV	409,298	23,036,658

Singapore — 1.1%
DBS Group Holdings Ltd.	806,200	18,290,027

Spain — 2.5%
Amadeus IT Group SA(b)	538,728	40,707,428

Taiwan — 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,323,000	50,253,254

United Kingdom — 18.3%
AstraZeneca PLC	359,083	40,959,853
BAE Systems PLC	2,273,289	16,937,268
Diageo PLC	925,474	44,680,351
Prudential PLC	1,900,803	40,511,250
Reckitt Benckiser Group PLC	673,963	60,913,213
RELX PLC	2,173,237	56,883,315
Unilever PLC	699,151	41,949,666

		302,834,916

United States — 54.0%
AbbVie, Inc.	385,341	43,620,601
American Tower Corp.	156,471	39,972,082
Assurant, Inc.	208,705	33,632,811
Bristol-Myers Squibb Co.	696,687	45,786,270

Security	Shares	Value

United States (continued)
Citizens Financial Group, Inc.	665,756	$33,221,224
Comcast Corp., Class A	540,976	31,019,564
Estee Lauder Cos., Inc., Class A	107,520	32,957,030
Ferguson PLC	310,902	42,234,504
Fidelity National Information Services, Inc.	268,915	40,062,957
Hasbro, Inc.	326,179	31,303,399
Intercontinental Exchange, Inc.	432,159	48,782,108
Intuit, Inc.	99,256	43,582,317
Lockheed Martin Corp.	62,247	23,790,803
M&T Bank Corp.	161,332	25,924,439
Medtronic PLC	138,294	17,506,637
Microsoft Corp.	254,113	63,446,934
Otis Worldwide Corp.	339,415	26,586,377
Paychex, Inc.	131,165	13,266,028
Philip Morris International, Inc.	268,283	25,870,530
Progressive Corp.	234,217	23,206,220
Raytheon Technologies Corp.	307,993	27,322,059
Synchrony Financial	542,794	25,733,863
TE Connectivity Ltd.	156,411	21,221,844
Texas Instruments, Inc.	216,189	41,036,996
UnitedHealth Group, Inc.	120,993	49,839,437
Visa, Inc., Class A	190,922	43,396,571

		894,323,605

Total Long-Term Investments — 98.8% (Cost: $1,290,394,921)		1,637,432,037

Short-Term Securities(c)(d)

Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%	14,755,676	14,755,676

Total Short-Term Securities — 0.9% (Cost: $14,755,676)		14,755,676

Total Investments — 99.7% (Cost: $1,305,150,597)		1,652,187,713
Other Assets Less Liabilities — 0.3%		4,937,553

Net Assets — 100.0%		$1,657,125,266

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,003,555	$7,752,121	(a)	$ —	$—	$—	$14,755,676	14,755,676	$1,753	$—

(a)	Represents net amount purchased (sold).

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock Global Dividend Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$13,266,555	$—	$13,266,555
Canada	48,741,709	—	—	48,741,709
China	—	50,446,616	—	50,446,616
Denmark	29,213,401	—	—	29,213,401
France	—	158,206,970	—	158,206,970
Mexico	8,110,898	—	—	8,110,898
Netherlands	—	23,036,658	—	23,036,658
Singapore	—	18,290,027	—	18,290,027
Spain	—	40,707,428	—	40,707,428
Taiwan	—	50,253,254	—	50,253,254
United Kingdom	—	302,834,916	—	302,834,916
United States	852,089,101	42,234,504	—	894,323,605
Short-Term Securities
Money Market Funds	14,755,676	—	—	14,755,676

	$952,910,785	$699,276,928	$—	$1,652,187,713

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments May 31, 2021	BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 1.4%
Locaweb Servicos de Internet SA(a)	4,715,699	$23,506,385

Canada — 3.0%
Canadian National Railway Co.	459,931	51,204,966

China — 6.5%
Kuaishou Technology (Acquired 01/29/21, cost $23,079,704)(b)(c)	1,540,500	39,014,170
Weimob, Inc.(a)(b)(d)	8,921,000	20,312,217
Wuxi Biologics Cayman, Inc.(a)(b)	1,613,000	25,115,302
XD, Inc.(b)(d)	3,482,600	28,111,253

		112,552,942
Denmark — 1.5%
Vestas Wind Systems A/S	675,174	26,290,823

France — 9.7%
L’Oreal SA	192,070	86,528,961
Sanofi	426,316	45,349,057
Schneider Electric SE	225,625	35,707,713

		167,585,731
Germany — 7.6%
Covestro AG(a)	490,838	34,397,978
Volkswagen AG, Preference Shares	346,374	96,772,894

		131,170,872

Iceland — 2.0%
Marel HF(a)	4,604,680	33,892,070

India — 4.3%
Bharti Airtel Ltd.	4,816,303	35,442,098
Reliance Industries Ltd.	1,337,970	39,763,623

		75,205,721
Ireland — 2.7%
Ryanair Holdings PLC, ADR(b)	398,298	46,501,292

Italy — 3.9%
Intesa Sanpaolo SpA	22,730,061	67,170,933

Japan — 17.4%
BASE, Inc.(b)(d)	1,131,500	17,854,123
FANUC Corp	292,000	70,275,953
Recruit Holdings Co. Ltd.	1,692,500	86,351,608
Sony Group Corp.	674,400	66,568,704
Toyota Motor Corp.	716,500	59,722,952

		300,773,340
Mexico — 3.1%
Grupo Financiero Banorte SAB de CV, Class O	7,803,690	53,889,784

Netherlands — 3.9%
Koninklijke DSM NV	361,677	66,654,482

Russia — 1.8%
Sberbank of Russia PJSC, ADR	1,838,341	30,946,456

Singapore — 1.4%
Sea Ltd., ADR(b)(d)	95,274	24,127,188

South Korea — 3.5%
LG Chem Ltd.	81,687	60,058,392

Security		Shares	Value

Spain — 3.5%
Cellnex Telecom SA(a)		1,010,193	$60,639,168

Switzerland — 2.4%
Roche Holding AG		121,609	42,297,103

United Kingdom — 2.3%
Prudential PLC		1,845,898	39,341,076

United States — 16.6%
Airbnb, Inc., Class A(b)		86,766	12,181,946
Baker Hughes Co.		1,560,357	38,072,711
Cadence Design Systems, Inc.(b)		253,846	32,235,904
Equinix, Inc.		53,824	39,653,217
Mastercard, Inc., Class A		157,266	56,706,974
Mondelez International, Inc., Class A		450,012	28,589,262
Otis Worldwide Corp.		592,136	46,382,013
PayPal Holdings, Inc.(b)		128,178	33,328,844

			287,150,871

Total Long-Term Investments — 98.5% (Cost: $1,370,023,623)			1,700,959,595

Short-Term Securities

Money Market Funds — 5.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(e)(f)		57,937,502	57,937,502
SL Liquidity Series, LLC, Money Market Series, 0.12%(e)(f)(g)		37,377,745	37,388,958

			95,326,460

		Par (000)

Time Deposits — 0.3%

Denmark — 0.1%
BNP Paribas S.A., (0.58)%, 06/01/21	DKK	9,143	1,503,017

France — 0.2%
Sumitomo, Tokyo, (0.78)%, 06/01/21	EUR	2,893	3,537,565

			5,040,582

Total Short-Term Securities — 5.8% (Cost: $100,356,126)			100,367,042

Total Investments — 104.3% (Cost: $1,470,379,749)			1,801,326,637

Liabilities in Excess of Other Assets — (4.3)%			(74,119,091)

Net Assets — 100.0%			$1,727,207,546

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $39,014,170, representing 2.3% of its net assets as of period end, and an original cost of $23,079,704.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2021	BlackRock International Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$10,663,842	$47,273,660	(a)	$ —	$—	$—	$57,937,502	57,937,502	$9,762		$—
SL Liquidity Series, LLC, Money Market Series	14,478,848	22,916,132	(a)	—	1,098	(7,120)	37,388,958	37,377,745	115,818	(b)	—

					$1,098	$(7,120)	$95,326,460		$125,580		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For the year ended May 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$19,391	$—	$—	$19,391

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$—	(a)
Average amounts sold — in USD	$—	(a)

(a)	Derivative not held at quarter-end. The amounts shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$23,506,385	$—	$—	$23,506,385
Canada	51,204,966	—	—	51,204,966
China	—	112,552,942	—	112,552,942
Denmark	—	26,290,823	—	26,290,823
France	—	167,585,731	—	167,585,731
Germany	—	131,170,872	—	131,170,872
Iceland	33,892,070	—	—	33,892,070
India	—	75,205,721	—	75,205,721
Ireland	46,501,292	—	—	46,501,292
Italy	—	67,170,933	—	67,170,933
Japan	—	300,773,340	—	300,773,340
Mexico	53,889,784	—	—	53,889,784
Netherlands	—	66,654,482	—	66,654,482
Russia	—	30,946,456	—	30,946,456

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2021	BlackRock International Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Singapore	$24,127,188	$—	$—	$24,127,188
South Korea	—	60,058,392	—	60,058,392
Spain	—	60,639,168	—	60,639,168
Switzerland	—	42,297,103	—	42,297,103
United Kingdom	—	39,341,076	—	39,341,076
United States	287,150,871	—	—	287,150,871
Short-Term Securities
Money Market Funds	57,937,502	—	—	57,937,502
Time Deposits	—	5,040,582	—	5,040,582

	$578,210,058	$1,185,727,621	$—	1,763,937,679

Investments valued at NAV(a)				37,388,958

				$1,801,326,637

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2021

	BlackRock Global Dividend Portfolio	BlackRock International Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,637,432,037	$1,706,000,177
Investments at value — affiliated(c)	14,755,676	95,326,460
Foreign currency, at value(d)	—	48,757
Receivables:
Securities lending income — affiliated	—	30,155
Capital shares sold	1,096,075	14,536,564
Dividends — affiliated	60	2,312
Dividends — unaffiliated	7,863,863	5,113,123
From the Manager	—	125,223
Prepaid expenses	62,839	56,950

Total assets	1,661,210,550	1,821,239,721

LIABILITIES
Foreign bank overdraft(e)	—	1,987
Collateral on securities loaned, at value	—	37,395,046
Payables:
Investments purchased	1,234,507	53,946,720
Administration fees	83,222	—
Capital shares redeemed	1,478,338	1,383,569
Deferred foreign capital gain tax	—	31,919
Investment advisory fees	807,710	712,802
Directors’ and Officer’s fees	3,988	2,775
Other accrued expenses	287,290	411,571
Other affiliate fees	18,189	5,332
Service and distribution fees	172,040	140,454

Total liabilities	4,085,284	94,032,175

NET ASSETS	$1,657,125,266	$1,727,207,546

NET ASSETS CONSIST OF
Paid-in capital	$1,097,236,046	$1,314,742,942
Accumulated earnings	559,889,220	412,464,604

NET ASSETS	$1,657,125,266	$1,727,207,546

(a) Investments, at cost — unaffiliated	$1,290,394,921	$1,375,053,289
(b) Securities loaned, at value	$—	$37,202,120
(c) Investments, at cost — affiliated	$14,755,676	$95,326,460
(d) Foreign currency, at cost	$—	$51,610
(e) Foreign bank overdraft, at cost	$—	$1,986

F I N A N C I A L S T A T E M E N T S	17

Statements of Assets and Liabilities (continued)

May 31, 2021

	BlackRock Global Dividend Portfolio	BlackRock International Fund

NET ASSET VALUE

Institutional
Net assets	$970,768,125	$876,036,558

Shares outstanding	67,551,843	35,137,923

Net asset value	$14.37	$24.93

Shares authorized	Unlimited	100 million

Par value	$0.001	$0.0001

Investor A
Net assets	$536,592,712	$631,316,347

Shares outstanding	37,492,132	25,938,021

Net asset value	$14.31	$24.34

Shares authorized	Unlimited	100 million

Par value	$0.001	$0.0001

Investor C
Net assets	$67,805,189	$10,874,163

Shares outstanding	4,766,261	482,446

Net asset value	$14.23	$22.54

Shares authorized	Unlimited	100 million

Par value	$0.001	$0.0001

Class K
Net assets	$81,959,240	$203,250,298

Shares outstanding	5,693,748	8,150,532

Net asset value	$14.39	$24.94

Shares authorized	Unlimited	2 billion

Par value	$0.001	$0.0001

Class R
Net assets	N/A	$5,730,180

Shares outstanding	N/A	234,594

Net asset value	N/A	$24.43

Shares authorized	N/A	100 million

Par value	N/A	$0.0001

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2021

	BlackRock Global Dividend Portfolio	BlackRock International Fund

INVESTMENT INCOME
Dividends — unaffiliated	$47,591,898	$19,324,678
Dividends — affiliated	1,753	9,762
Securities lending income — affiliated — net	—	115,818
Foreign taxes withheld	(1,832,868)	(2,554,898)

Total investment income	45,760,783	16,895,360

EXPENSES
Investment advisory	8,967,982	5,785,047
Service and distribution — class specific	2,159,600	1,406,998
Transfer agent — class specific	1,161,994	1,632,225
Administration	614,862	—
Administration — class specific	308,160	—
Accounting services	120,528	96,333
Professional	118,063	72,678
Registration	91,739	121,433
Custodian	84,127	140,462
Printing and postage	13,882	53,381
Directors and Officer	13,059	11,395
Miscellaneous	25,602	11,671

Total expenses	13,679,598	9,331,623
Less:
Fees waived and/or reimbursed by the Manager	(3,106)	(390,311)
Transfer agent fees waived and/or reimbursed — class specific	—	(1,166,180)

Total expenses after fees waived and/or reimbursed	13,676,492	7,775,132

Net investment income	32,084,291	9,120,228

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	316,097,439	106,839,287
Investments — affiliated	—	1,098
Forward foreign currency exchange contracts	—	19,391
Foreign currency transactions	221,693	(124,926)

	316,319,132	106,734,850

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	105,087,776	281,218,328 (a)
Investments — affiliated	—	(7,120)
Foreign currency translations	268,729	118,253

	105,356,505	281,329,461

Net realized and unrealized gain	421,675,637	388,064,311

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$453,759,928	$397,184,539

(a)	Net of deferred foreign capital gain tax of $31,919.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets

	BlackRock Global Dividend Portfolio

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,084,291	$36,638,793	$52,190,124
Net realized gain (loss)	316,319,132	(16,472,498)	110,269,236
Net change in unrealized appreciation (depreciation)	105,356,505	(96,144,304)	(122,367,524)

Net increase (decrease) in net assets resulting from operations	453,759,928	(75,978,009)	40,091,836

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(52,917,251)	(73,336,135)	(81,048,783)
Investor A	(25,204,819)	(30,478,970)	(26,919,751)
Investor C	(5,335,499)	(13,589,597)	(14,843,418)
Class K	(4,198,323)	(5,216,184)	(5,207,008)

Decrease in net assets resulting from distributions to shareholders	(87,655,892)	(122,620,886)	(128,018,960)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from capital share transactions	(161,092,445)	(212,555,401)	(584,088,599)

NET ASSETS
Total increase (decrease) in net assets	205,011,591	(411,154,296)	(672,015,723)
Beginning of period	1,452,113,675	1,863,267,971	2,535,283,694

End of period	$1,657,125,266	$1,452,113,675	$1,863,267,971

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock International Fund

		Period from
	Year Ended	11/01/19	Year Ended
	05/31/21	to 05/31/20	10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,120,228	$284,946	$6,693,071
Net realized gain (loss)	106,734,850	(8,505,597)	(16,016,846)
Net change in unrealized appreciation (depreciation)	281,329,461	(19,681,224)	81,289,725

Net increase (decrease) in net assets resulting from operations	397,184,539	(27,901,875)	71,965,950

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(996,567)	(2,174,874)	(2,908,788)
Investor A	(914,695)	(3,829,227)	(4,101,774)
Investor C	—	(227,287)	(245,734)
Class K	(301,289)	(227,297)	(79,676)
Class R	(1,630)	(39,491)	(174,833)

Decrease in net assets resulting from distributions to shareholders	(2,214,181)	(6,498,176)	(7,510,805)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	691,808,927	26,450,511	49,994,632

NET ASSETS
Total increase (decrease) in net assets	1,086,779,285	(7,949,540)	114,449,777
Beginning of period	640,428,261	648,377,801	533,928,024

End of period	$1,727,207,546	$640,428,261	$648,377,801

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio

	Institutional
	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended July 31,
				2019	2018	2017	2016

Net asset value, beginning of period	$11.34	$12.60		$12.94	$13.27	$12.43	$12.12

Net investment income(a)	0.28	0.28		0.33	0.35	0.30	0.30
Net realized and unrealized gain (loss)	3.50	(0.65)		0.10	0.27	0.86	0.48

Net increase (decrease) from investment operations	3.78	(0.37)		0.43	0.62	1.16	0.78

Distributions(b)
From net investment income	(0.29)	(0.23)		(0.35)	(0.35)	(0.30)	(0.29)
From net realized gain	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)	(0.18)

Total distributions	(0.75)	(0.89)		(0.77)	(0.95)	(0.32)	(0.47)

Net asset value, end of period	$14.37	$11.34		$12.60	$12.94	$13.27	$12.43

Total Return(c)
Based on net asset value	34.34%	(3.40	)%(d)	3.75%	4.76%	9.53%	6.73%

Ratios to Average Net Assets
Total expenses(e)	0.75%	0.74	%(f)	0.74%	0.72%	0.74%	0.74%

Total expenses after fees waived and/or reimbursed(e)	0.75%	0.74	%(f)	0.74%	0.72%	0.73%	0.74%

Net investment income(e)	2.22%	2.75	%(f)	2.69%	2.64%	2.37%	2.56%

Supplemental Data
Net assets, end of period (000)	$970,768	$835,194		$1,089,388	$1,619,539	$1,969,274	$1,484,674

Portfolio turnover rate	86%	28%		20%	30%	18%	31%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended July 31,
				2019	2018	2017	2016

Investments in underlying funds	—%	—%		—%	—%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor A
	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended July 31,
				2019	2018	2017	2016

Net asset value, beginning of period	$11.30	$12.55		$12.89	$13.23	$12.39	$12.08

Net investment income(a)	0.25	0.25		0.30	0.31	0.26	0.27
Net realized and unrealized gain (loss)	3.47	(0.64)		0.10	0.27	0.86	0.47

Net increase (decrease) from investment operations	3.72	(0.39)		0.40	0.58	1.12	0.74

Distributions(b)
From net investment income	(0.25)	(0.20)		(0.32)	(0.32)	(0.26)	(0.25)
From net realized gain	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)	(0.18)

Total distributions	(0.71)	(0.86)		(0.74)	(0.92)	(0.28)	(0.43)

Net asset value, end of period	$14.31	$11.30		$12.55	$12.89	$13.23	$12.39

Total Return(c)
Based on net asset value	33.94%	(3.54	)%(d)	3.47%	4.42%	9.24%	6.47%

Ratios to Average Net Assets
Total expenses(e)	1.01%	1.00	%(f)	1.01%	0.99%	1.01%	1.02%

Total expenses after fees waived and/or reimbursed(e)	1.01%	1.00	%(f)	1.01%	0.99%	1.01%	1.01%

Net investment income(e)	1.98%	2.49	%(f)	2.45%	2.40%	2.06%	2.30%

Supplemental Data
Net assets, end of period (000)	$536,593	$378,291		$438,060	$492,173	$543,023	$672,554

Portfolio turnover rate	86%	28%		20%	30%	18%	31%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended July 31,
				2019	2018	2017	2016

Investments in underlying funds	—%	—%		—%	—%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor C

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended July 31,
				2019	2018	2017	2016

Net asset value, beginning of period	$11.23	$12.47		$12.81	$13.15	$12.32	$12.02

Net investment income(a)	0.14	0.17		0.21	0.22	0.17	0.18
Net realized and unrealized gain (loss)	3.47	(0.62)		0.09	0.26	0.85	0.47

Net increase (decrease) from investment operations	3.61	(0.45)		0.30	0.48	1.02	0.65

Distributions(b)
From net investment income	(0.15)	(0.13)		(0.22)	(0.22)	(0.17)	(0.17)
From net realized gain	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)	(0.18)

Total distributions	(0.61)	(0.79)		(0.64)	(0.82)	(0.19)	(0.35)

Net asset value, end of period	$14.23	$11.23		$12.47	$12.81	$13.15	$12.32

Total Return(c)
Based on net asset value	32.95%	(4.10	)%(d)	2.69%	3.64%	8.39%	5.63%

Ratios to Average Net Assets
Total expenses(e)	1.77%	1.75	%(f)	1.76%	1.73%	1.76%	1.77%

Total expenses after fees waived and/or reimbursed(e)	1.77%	1.75	%(f)	1.76%	1.73%	1.76%	1.77%

Net investment income(e)	1.17%	1.75	%(f)	1.69%	1.65%	1.35%	1.54%

Supplemental Data
Net assets, end of period (000)	$67,805	$172,131		$256,960	$329,207	$386,971	$441,110

Portfolio turnover rate	86%	28%		20%	30%	18%	31%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended July 31,
				2019	2018	2017	2016

Investments in underlying funds	—%	—%		—%	—%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Class K
	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20					Period from 06/08/16 to 07/31/16	(a)
				Year Ended July 31,
				2019	2018	2017

Net asset value, beginning of period	$11.36	$12.62		$12.96	$13.28	$12.44	$12.13

Net investment income(b)	0.29	0.28		0.34	0.39	0.30	0.02
Net realized and unrealized gain (loss)	3.49	(0.65)		0.09	0.24	0.87	0.37

Net increase (decrease) from investment operations	3.78	(0.37)		0.43	0.63	1.17	0.39

Distributions(c)
From net investment income	(0.29)	(0.23)		(0.35)	(0.35)	(0.31)	(0.08)
From net realized gain	(0.46)	(0.66)		(0.42)	(0.60)	(0.02)	—

Total distributions	(0.75)	(0.89)		(0.77)	(0.95)	(0.33)	(0.08)

Net asset value, end of period	$14.39	$11.36		$12.62	$12.96	$13.28	$12.44

Total Return(d)
Based on net asset value	34.36%	(3.36	)%(e)	3.79%	4.81%	9.60%	3.24	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.68%	0.69	%(g)	0.70%	0.66%	0.67%	1.15	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.68%	0.69	%(g)	0.70%	0.66%	0.67%	1.14	%(g)

Net investment income(f)	2.30%	2.83	%(g)	2.75%	3.08%	2.42%	2.25	%(g)

Supplemental Data
Net assets, end of period (000)	$81,959	$66,498		$78,860	$94,364	$35,715	$205

Portfolio turnover rate	86%	28%		20%	30%	18%	31	%(h)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

		Period from 08/01/19 to 05/31/20					Period from 06/08/16 07/31/16	(a)
	Year Ended 05/31/21			Year Ended July 31,
				2019	2018	2017

Investments in underlying funds	—%	—%		—%	—%	0.01%	0.01%

(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Fund
	Institutional
	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended October 31,
				2019	2018	2017		2016

Net asset value, beginning of period	$15.99	$16.94		$15.18	$17.17	$14.03		$14.23

Net investment income(a)	0.27	0.03		0.23	0.29	0.24		0.22
Net realized and unrealized gain (loss)	8.74	(0.78)		1.78	(2.03)	3.12		(0.33)

Net increase (decrease) from investment operations	9.01	(0.75)		2.01	(1.74)	3.36		(0.11)

Distributions from net investment income(b)	(0.07)	(0.20)		(0.25)	(0.25)	(0.22)		(0.09)

Net asset value, end of period	$24.93	$15.99		$16.94	$15.18	$17.17		$14.03

Total Return(c)
Based on net asset value	56.46%	(4.53	)%(d)	13.57%	(10.33)%	24.36%		(0.76)%

Ratios to Average Net Assets
Total expenses(e)	0.83%	1.02	%(f)	1.04%	0.95%	1.10	%(g)(h)	1.26	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	0.67%	0.89	%(f)	0.89%	0.91%	1.00	%(g)(h)	1.00	%(g)(h)

Net investment income(e)	1.24%	0.31	%(f)	1.48%	1.68%	1.53	%(g)(h)	1.60	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$876,037	$200,623		$186,318	$178,081	$166,510		$114,863

Portfolio turnover rate	77%	75%		114%	102%	101	%(i)	84	%(j)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended October 31,
				2019	2018	2017		2016

Investments in underlying funds	0.01%	—%		0.01%	0.01%	0.01%		—%

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock International Fund (continued)
		Investor A
	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended October 31,
				2019	2018	2017		2016

Net asset value, beginning of period	$15.62	$16.55		$14.84	$16.75	$13.71		$13.90

Net investment income(a)	0.15	0.00		0.18	0.23	0.17		0.16
Net realized and unrealized gain (loss)	8.61	(0.76)		1.74	(1.96)	3.05		(0.31)

Net increase (decrease) from investment operations	8.76	(0.76)		1.92	(1.73)	3.22		(0.15)

Distributions from net investment income(b)	(0.04)	(0.17)		(0.21)	(0.18)	(0.18)		(0.04)

Net asset value, end of period	$24.34	$15.62		$16.55	$14.84	$16.75		$13.71

Total Return(c)
Based on net asset value	56.12%	(4.70	)%(d)	13.24%	(10.48)%	23.77%		(1.10)%

Ratios to Average Net Assets
Total expenses(e)	1.12%	1.29	%(f)	1.34%	1.27%	1.45	%(g)(h)	1.64	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	0.93%	1.14	%(f)	1.14%	1.19%	1.37	%(g)(h)	1.38	%(g)(h)

Net investment income(e)	0.76%	0.05	%(f)	1.19%	1.38%	1.15	%(g)(h)	1.21	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$631,316	$367,092		$381,389	$285,527	$336,934		$307,992

Portfolio turnover rate	77%	75%		114%	102%	101	%(i)	84	%(j)

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d)  Aggregate total return.

(e)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended October 31,
				2019	2018	2017		2016

Investments in underlying funds	0.01%	—%		0.01%	0.01%	0.01%		—%

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock International Fund (continued)
		Investor C
	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended October 31,
				2019	2018	2017		2016

Net asset value, beginning of period	$14.55	$15.40		$13.77	$15.52	$12.67		$12.94

Net investment income (loss)(a)	(0.09)		(0.07)	0.06	0.09	0.04		0.02
Net realized and unrealized gain (loss)	8.08		(0.71)	1.65	(1.84)	2.83		(0.29)

Net increase (decrease) from investment operations	7.99		(0.78)	1.71	(1.75)	2.87		(0.27)

Distributions from net investment income(b)	—		(0.07)	(0.08)	—	(0.02)		—

Net asset value, end of period	$22.54	$14.55		$15.40	$13.77	$15.52		$12.67

Total Return(c)
Based on net asset value	54.92%	(5.12	)%(d)	12.49%	(11.28)%	22.69%		(2.09)%

Ratios to Average Net Assets
Total expenses(e)	2.02%	2.18	%(f)	2.25%	2.15%	2.35	%(g)(h)	2.54	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.74%	1.89	%(f)	1.89%	2.00%	2.31	%(g)(h)	2.42	%(g)(h)

Net investment income (loss)(e)	(0.51)%	(0.76	)%(f)	0.43%	0.54%	0.26	%(g)(h)	0.19	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$10,874	$39,891		$53,396	$50,344	$72,478		$110,527

Portfolio turnover rate	77%		75%	114%	102%	101	%(i)	84	%(j)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended October 31,
				2019	2018	2017		2016

Investments in underlying funds	0.01%		—%	0.01%	0.01%	0.01%		—%

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Class K

		Period from			Period from
	Year Ended	11/01/19		Year Ended	01/25/18	(a)
	05/31/21	to 05/31/20		10/31/19	to 10/31/18

Net asset value, beginning of period	$15.99	$16.95		$15.20	$19.02

Net investment income(b)	0.28	0.04		0.25	0.27
Net realized and unrealized gain (loss)	8.75		(0.79)	1.77		(4.09)

Net increase (decrease) from investment operations	9.03		(0.75)	2.02		(3.82)

Distributions from net investment income(c)	(0.08)		(0.21)	(0.27)	—

Net asset value, end of period	$24.94	$15.99		$16.95	$15.20

Total Return(d)

Based on net asset value	56.60%	(4.54	)%(e)	13.61%	(20.08	)%(e)

Ratios to Average Net Assets
Total expenses(f)	0.66%	0.85	%(g)	0.90%	0.83	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.61%	0.83	%(g)	0.84%	0.80	%(g)

Net investment income(f)	1.29%	0.48	%(g)	1.58%	2.10	%(g)

Supplemental Data
Net assets, end of period (000)	$203,250	$27,572		$16,983	$3,353

Portfolio turnover rate	77%		75%	114%	102	%(h)

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Where applicable, assumes the reinvestment of distributions.

(e)   Aggregate total return.

(f)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

		Period from			Period from
	Year Ended	11/01/19		Year Ended	01/25/18	(a)
	05/31/21	to 05/31/20		10/31/19	to 10/31/18

Investments in underlying funds	0.01%		—%	0.01%		0.01%

(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Class R
	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20		Year Ended October 31,
				2019	2018	2017		2016

Net asset value, beginning of period	$15.69	$16.56		$14.83	$16.73	$13.68		$13.88

Net investment income (loss)(a)	0.08		(0.03)	0.14	0.19	0.13		0.12
Net realized and unrealized gain (loss)	8.67		(0.77)	1.76	(1.97)	3.05		(0.32)

Net increase (decrease) from investment operations	8.75		(0.80)	1.90	(1.78)	3.18		(0.20)

Distributions from net investment income(b)	(0.01)		(0.07)	(0.17)	(0.12)	(0.13)		—

Net asset value, end of period	$24.43	$15.69		$16.56	$14.83	$16.73		$13.68

Total Return(c)
Based on net asset value	55.76%	(4.85	)%(d)	12.99%	(10.73)%	23.44%		(1.44)%

Ratios to Average Net Assets
Total expenses(e)	1.29%	1.54	%(f)	1.60%	1.51%	1.74	%(g)(h)	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.19%	1.39	%(f)	1.39%	1.43%	1.66	%(g)(h)	1.70	%(g)(h)

Net investment income (loss)(e)	0.41%	(0.33	)%(f)	0.94%	1.13%	0.87	%(g)(h)	0.90	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$5,730	$5,250		$10,292	$16,624	$22,132		$20,819

Portfolio turnover rate	77%		75%	114%	102%	101	%(i)	84	%(j)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 11/01/19 to 05/31/20
				Year Ended October 31,
				2019	2018	2017		2016

Investments in underlying funds	0.01%		—%	0.01%	0.01%	0.01%		—%

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) and BlackRock Series, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Global Dividend Portfolio and BlackRock International Fund (collectively, the “Funds” or individually, a “Fund”) are series of the Trust and the Corporation, respectively.

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Global Dividend Portfolio	Global Dividend Portfolio	Diversified
BlackRock International Fund	International Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board on behalf of International Fund (the “Acquiring Fund”) and the Board of Directors of FDP Series, Inc. on behalf of FDP BlackRock International Fund (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund.

Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 20, 2019, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Acquiring Fund’s Share Class	Shares of Acquiring Fund

Institutional	233,696	0.76748650	Institutional	179,359
Investor A	3,305,070	0.78190322	Investor A	2,584,245
Investor C	1,127,886	0.83801038	Investor C	945,180

The Target Fund’s net assets and composition of net assets on September 20, 2019, the valuation date of the reorganization were as follows:

Target Fund

Net assets	$58,493,422

Paid-in capital	$62,922,434
Accumulated losses	(4,429,012)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Acquiring Fund before the reorganization were $544,136,728. The aggregate net assets of the Acquiring Fund immediately after the reorganization amounted to $602,630,150. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

FDP BlackRock International Fund	$58,671,668	$55,611,634

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Acquiring Fund. The reorganization was a tax-free event and was effective on September 23, 2019.

Assuming the reorganization had been completed on November 1, 2018, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended October 31, 2019, are as follows:

•	Net investment income: $7,044,809

•	Net realized and change in unrealized gain on investments: $69,335,315

•	Net increase in net assets resulting from operations: $76,380,154

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since September 23, 2019.

Reorganization costs incurred by the Acquiring Fund in connection with the reorganization were expensed by the Acquiring Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2021, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of International Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount

International Fund
BNP Paribas Securities Corp.	$15,650,232	$(15,650,232)	$—
BofA Securities, Inc.	1,893,500	(1,893,500)	—
Citigroup Global Markets, Inc.	13,876,165	(13,876,165)	—
Credit Suisse Securities (USA) LLC	2,366,874	(2,366,874)	—
Nomura Securities International Inc.	3,415,349	(3,415,349)	—

	$37,202,120	$(37,202,120)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

International Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Global Dividend Portfolio pays the Manager a monthly fee, based on the average daily net assets that are attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Investment Advisory Fees

Average Daily Net Assets	Global Dividend Portfolio

First $1 billion	0.600%
$1 billion - $2 billion	0.550
$2 billion - $3 billion	0.525
Greater than $3 billion	0.500

Effective July 30, 2020, International Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	International Fund

First $1 billion	0.600%
$1 billion - $3 billion	0.560
$3 billion - $5 billion	0.540
$5 billion - $10 billion	0.520
Greater than $10 billion	0.510

Prior to July 30, 2020, the annual rates as a percentage of average daily net assets, with respect to International Fund were as follows:

Investment Advisory Fees

Average Daily Net Assets	International Fund

Not exceeding $500 million	0.75%
In excess of $500 million	0.70

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Global Dividend Portfolio		International Fund

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	—	0.25%	—
Investor C	0.25	0.75%	0.25	0.75%
Class R	N/A	N/A	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

For the year ended May 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Global Dividend Portfolio	$1,156,082	$1,003,518	$—	$2,159,600
International Fund	1,203,178	178,007	25,813	1,406,998

Administration: The Trust, on behalf of Global Dividend Portfolio, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Global Dividend Portfolio	$180,929	$92,546	$20,134	$14,551	$308,160

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total

Global Dividend Portfolio	$ 1,082	$ 1,082
International Fund	5	5

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Global Dividend Portfolio	$ 3,302	$ 13,390	$ 5,478	$ 187	$ —	$ 22,357
International Fund	3,137	4,481	1,127	73	76	8,894

For the year ended May 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Global Dividend Portfolio	$ 678,031	$ 382,771	$ 97,356	$ 3,836	$ —	$ 1,161,994
International Fund	607,355	955,705	54,877	8,147	6,141	1,632,225

Other Fees: For the year ended May 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Global Dividend Portfolio	$16,467
International Fund	32,177

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended May 31, 2021, affiliates received CDSCs as follows:

Share Class	Global Dividend Portfolio	International Fund

Investor A	$4,482	$4,685
Investor C	5,789	785

	$10,271	$5,470

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of each Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived

Global Dividend Portfolio	$ 3,106
International Fund	18,297

With respect to Global Dividend Portfolio, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through September 30, 2021. With respect to International Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2021, there were no fees waived by the Manager pursuant to these arrangements.

With respect to International Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K	Class R

0.65%	0.90%	1.65%	0.60%	1.15%

Prior to July 30, 2020, the expense limitations as a percentage of average daily net assets for were:

Institutional	Investor A	Investor C	Class K	Class R

0.89%	1.14%	1.89%	0.84%	1.39%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of International Fund. For the year ended May 31, 2021, the Manager waived and/or reimbursed investment advisory fees of $372,014, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the year ended May 31, 2021, International Fund reimbursed the Manager $8,489, for certain accounting services, which is included in accounting services in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed — class specific, in the Statements of Operations. For the year ended May 31, 2021, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

International Fund	$417,619	$694,502	$43,165	$7,629	$3,265	$1,166,180

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended May 31, 2021, the Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

International Fund	$24,813

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Funds may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2021, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s/the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2021, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain

Global Dividend Portfolio	$ 2,432,489	$ —	$ —

7.	PURCHASES AND SALES

For the year ended May 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Global Dividend Portfolio	$1,306,115,632	$1,532,256,052
International Fund	1,403,834,386	711,960,810

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to certain deemed distributions were reclassified to the following accounts:

Global Dividend Portfolio

Paid-in capital	$15,414,140
Accumulated earnings (loss)	(15,414,140)

The tax character of distributions paid was as follows:

	Period	Global Dividend Portfolio	(a)	International Fund

Ordinary income	05/31/21	$36,428,338		$2,214,181
	05/31/20	29,054,113		6,498,176
	10/31/19	—		7,510,805
	07/31/19	53,683,296		—
Long-term capital gains(b)	05/31/21	66,641,694		—
	05/31/20	93,566,773		—
	07/31/19	82,889,962		—

Total	05/31/21	$103,070,032		$2,214,181

	05/31/20	$122,620,886		$6,498,176

	10/31/19	$—		$7,510,805

	07/31/19	$136,573,258		$—

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.
(b)	The Funds designate these amounts paid during the fiscal year ended May 31, 2021 as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%.

As of period end, the tax components of accumulated earnings were as follows:

	Global Dividend Portfolio	International Fund

Undistributed ordinary income	$58,216,958	$64,629,214
Undistributed long-term capital gains	160,436,318	24,042,325
Non-expiring capital loss carryforwards(a)	—	(5,031,475)
Net unrealized gains(b)	341,235,944	328,824,540

	$559,889,220	$412,464,604

(a)	Subject to limitation, amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognition of partnership income.

During the year ended May 31, 2021, International Fund utilized $30,996,078 of its capital loss carryforward.

As of May 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Global Dividend Portfolio	International Fund

Tax cost	$1,311,181,288	$1,472,496,297

Gross unrealized appreciation	$341,959,752	$333,467,394
Gross unrealized depreciation	(953,327)	(4,637,054)

Net unrealized appreciation (depreciation)	$341,006,425	$328,830,340

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition.

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Notes to Financial Statements  (continued)

The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/21		Period from 08/01/19 to 05/31/20		Year Ended 07/31/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Global Dividend Portfolio

Institutional

Shares sold	11,941,156	$147,487,324	11,195,885	$131,538,268	16,005,621	$195,296,553

Shares issued in reinvestment of distributions	3,120,975	39,016,710	4,474,221	54,519,568	5,009,830	60,296,624

Shares redeemed	(21,139,425)	(265,612,265)	(28,509,118)	(320,881,844)	(59,726,888)	(723,183,555)

	(6,077,294)	$(79,108,231)	(12,839,012)	$(134,824,008)	(38,711,437)	$(467,590,378)

Investor A

Shares sold and automatic conversion of shares	11,216,382	$138,296,794	5,788,071	$69,463,265	5,886,086	$70,889,347

Shares issued in reinvestment of distributions	1,827,261	22,797,307	2,338,288	28,406,551	2,090,864	25,131,221

Shares redeemed	(9,029,676)	(112,854,572)	(9,541,314)	(109,854,690)	(11,251,806)	(136,675,759)

	4,013,967	$48,239,529	(1,414,955)	$(11,984,874)	(3,274,856)	$(40,655,191)

Investor C

Shares sold	367,349	$4,712,752	553,049	$6,549,072	1,939,848	$22,386,167

Shares issued in reinvestment of distributions	411,371	5,079,138	1,006,996	12,228,647	1,141,368	13,590,708

Shares redeemed and automatic conversion of shares	(11,345,830)	(138,030,289)	(6,825,030)	(79,876,561)	(8,174,208)	(99,026,904)

	(10,567,110)	$(128,238,399)	(5,264,985)	$(61,098,842)	(5,092,992)	$(63,050,029)

Class K

Shares sold	1,391,315	$17,597,545	1,050,864	$12,491,956	1,059,435	$13,162,233

Shares issued in reinvestment of distributions	335,023	4,197,778	427,171	5,202,602	429,950	5,193,828

Shares redeemed	(1,885,988)	(23,780,667)	(1,875,718)	(22,342,235)	(2,521,969)	(31,149,062)

	(159,650)	$(1,985,344)	(397,683)	$(4,647,677)	(1,032,584)	$(12,793,001)

	(12,790,087)	$(161,092,445)	(19,916,635)	$(212,555,401)	(48,111,869)	$(584,088,599)

	Year Ended 05/31/21		Period from 11/01/19 to 05/31/20		Year Ended 10/31/19

	Shares	Amounts	Shares	Amounts	Shares	Amounts

International Fund

Institutional

Shares sold	27,034,494	$625,066,734	3,582,833	$56,403,563	3,428,871	$53,657,180

Shares issued in reinvestment of distributions	43,037	879,978	112,012	1,947,890	182,335	2,585,515

Shares issued in reorganization	—	—	—	—	179,359	2,943,243

Shares redeemed	(4,485,453)	(93,458,083)	(2,145,294)	(33,293,477)	(4,522,463)	(71,324,968)

	22,592,078	$532,488,629	1,549,551	$25,057,976	(731,898)	$(12,139,030)

Investor A

Shares sold and automatic conversion of shares	8,574,217	$177,712,539	3,869,611	$57,908,272	7,234,968	$112,789,246

Shares issued in reinvestment of distributions	41,931	851,622	209,933	3,570,956	277,599	3,853,116

Shares issued in reorganization	—	—	—	—	2,584,245	41,440,955

Shares redeemed	(6,173,229)	(120,435,616)	(3,624,655)	(56,619,291)	(6,301,833)	(98,462,576)

	2,442,919	$58,128,545	454,889	$4,859,937	3,794,979	$59,620,741

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

	Year Ended 05/31/21		Period from 11/01/19 to 05/31/20		Year Ended 10/31/19

Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

International Fund (continued)

Investor C

Shares sold	239,752	$4,862,688	109,605	$1,604,702	288,485	$4,007,831

Shares issued in reinvestment of distributions	—	—	12,984	206,457	17,684	229,888

Shares issued in reorganization	—	—	—	—	945,180	14,109,224

Shares redeemed and automatic conversion of shares	(2,499,205)	(41,912,505)	(848,854)	(12,306,657)	(1,438,768)	(20,471,037)

	(2,259,453)	$(37,049,817)	(726,265)	$(10,495,498)	(187,419)	$(2,124,094)

Class K

Shares sold	7,040,906	$153,263,519	966,062	$15,284,734	896,698	$14,069,355

Shares issued in reinvestment of distributions	14,681	301,289	12,946	225,123	5,425	76,874

Shares redeemed	(629,055)	(13,542,456)	(257,052)	(3,938,005)	(120,737)	(1,907,460)

	6,426,532	$140,022,352	721,956	$11,571,852	781,386	$12,238,769

Class R

Shares sold	88,503	$1,744,641	47,717	$729,691	117,846	$1,787,142

Shares issued in reinvestment of distributions	80	1,630	2,308	39,491	12,560	174,833

Shares redeemed	(188,465)	(3,527,053)	(337,015)	(5,312,938)	(629,936)	(9,563,729)

	(99,882)	$(1,780,782)	(286,990)	$(4,543,756)	(499,530)	$(7,601,754)

	29,102,194	$691,808,927	1,713,141	$26,450,511	3,157,518	$49,994,632

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Dividend Portfolio and BlackRock International Fund and the Board of Trustees of BlackRock Funds II and BlackRock Series, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Global Dividend Portfolio of BlackRock Funds II and BlackRock International Fund of BlackRock Series, Inc. (the “Funds”), including the schedules of investments, as of May 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights

BlackRock Global Dividend Portfolio	For the year ended May 31, 2021 and for the period from August 1, 2019 through May 31, 2020	For the year ended May 31, 2021, for the period from August 1, 2019 through May 31, 2020, and for the year ended July 31, 2016

BlackRock International Fund	For the year ended May 31, 2021 and for the period from November 1, 2019 through May 31, 2020	For the year ended May 31, 2021, for the period from November 1, 2019 through May 31, 2020, and for the year ended October 31, 2016

The statement of changes in net assets for the year ended July 31, 2019 and the financial highlights for each of the three years in the period ended July 31, 2019 of BlackRock Global Dividend Portfolio were audited by other auditors whose report dated September 24, 2019, expressed an unqualified opinion on those financial statements and financial highlights. The statement of changes in net assets for the year ended October 31, 2019 and the financial highlights for each of the three years in the period ended October 31, 2019 of BlackRock International Fund were audited by other auditors whose report dated December 20, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2021:

Fund Name	Qualified Dividend Income

Global Dividend Portfolio	$ 44,479,113
International Fund	18,188,707

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended May 31, 2021:

Fund Name	Qualified Business Income

International Fund	$ 75,174

For the fiscal year ended May 31, 2021, the Fund intends to pass through to its shareholders the following amounts of earned foreign source income and foreign taxes:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

International Fund	$ 9,616,228	$ 2,290,342

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended May 31, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

Global Dividend Portfolio	57.74%
International Fund	18.54

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Disclosure of Investment Advisory Agreements and Sub-Advisory  Agreements

The Board of Trustees of BlackRock Funds II (the “Trust”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Global Dividend Portfolio (“Global Dividend Fund”), and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Trustees of the Trust also considered the approval of the sub-advisory agreement (the “Trust Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Global Dividend Fund.

The Board of Directors of BlackRock Series, Inc. (the “Corporation”) met on April 7, 2021 and May 10-12, 2021 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of BlackRock International Fund (“International Fund”), and the Manager, its investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Corporation Sub-Advisory Agreement”) between the Manager and the Sub-Advisor with respect to International Fund.

Global Dividend Fund and International Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Trust Advisory Agreement, the Trust Sub-Advisory Agreement, the Corporation Advisory Agreement and the Corporation Sub-Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 7, 2021 are referred to as the “April Meeting” and the meetings held on May 10-12, 2020 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Boards consider the approval of the continuation of the pertinent Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the pertinent Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Boards have four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. The Boards also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Boards assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s and the Corporation’s adherence to applicable compliance policies and procedures, as applicable; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Boards received and reviewed materials specifically relating to the renewal of the pertinent Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	45

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of each Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. Each Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A: Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Fund’s Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. Each Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B: The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the applicable Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of the Corporation, with respect to International Fund, noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Performance Peers.

The Board of the Trust, with respect to Global Dividend Fund, noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, second and second quartiles, respectively, against its Performance Peers.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

C: Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of the Trust, with respect to Global Dividend Fund, noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of the Corporation, with respect to International Fund, noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on July 30, 2020.

The Boards each noted that the pertinent Fund has an advisory fee arrangement that includes a breakpoint that adjust the fee rate downward as the size of the pertinent Fund increases above a certain contractually specified level. The Boards noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of the breakpoint. With respect to International Fund, the Board of the Corporation also noted that BlackRock proposed, and the Board of the Corporation agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. Such adjustment, with respect to the advisory fee arrangement for International Fund, was implemented on July 30, 2020.

D: Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E: Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Trust, including the Independent Board Members, unanimously approved the continuation of the Trust Advisory Agreement between the Manager and the Trust, on behalf of Global Dividend Fund, for a one-year term ending June 30, 2022, and the Trust Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Global Dividend Fund for a one-year term ending June 30, 2022.

The Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of International Fund, for a one-year term ending June 30, 2022, and the Corporation Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Fund for a one-year term ending June 30, 2022.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 152 Portfolios	None

Bruce R. Bond 1946	Director (Since 2007)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 152 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 152 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 152 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	49

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2016)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2015)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015;Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 152 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			30 RICs consisting of 152 Portfolios	None

Claire A. Walton 1957	Director (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 152 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 251 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

With respect to Global Dividend, each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. With respect to International Fund, Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. With respect to both Funds, the Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation and the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	51

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust/Corporation serve at the pleasure of the Board.

Further information about the Trust’s/Corporation’s Directors and Officers is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	53

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019
Wilmington, DE 19809

Address of the Trust/Corporation
Custodians	100 Bellevue Parkway
The Bank of New York Mellon (a)	Wilmington, DE 19809
New York, NY 10286

Brown Brothers Harriman & Co. (b)
Boston, MA 02109

(a)	For BlackRock Global Dividend Portfolio
(b)	For BlackRock International Fund

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

DKK	Danish Krone

EUR	Euro

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLINT-5/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers LLP (“PwC”) and Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock International Fund of BlackRock Series, Inc.	$21,816	$22,000	$207	$2,000	$14,600	$14,900	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from October 31 to May 31 effective May 31, 2020 whereby this fiscal year consists of the seven months ended May 31, 2020.

4 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock International Fund of BlackRock Series, Inc.	$14,807	$16,900

1The registrant changed its fiscal year end from October 31 to May 31 effective May 31, 2020 whereby this fiscal year consists of the seven months ended May 31, 2020.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc.

By:	John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc.

Date: August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc.

Date: August 4, 2021

By:	Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock International Fund of BlackRock Series, Inc.

Date: August 4, 2021